UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

Verrica Pharmaceuticals Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38529	46-3137900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 West Gay Street, Suite 400 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 453-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	VRCA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 5, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Verrica Pharmaceuticals Inc. (the “Company”), the Company’s stockholders approved the Verrica Pharmaceuticals, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Plan”). The Plan was previously approved, subject to stockholder approval, by the Board of Directors (the “Board”) of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2026 (the “Proxy Statement”) as Proposal 4, beginning on page 21, and is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders considered four proposals, each of which is described in more detail in the Company’s Proxy Statement. Of the 17,178,786 shares outstanding as of the record date, 14,069,331 shares, or 81.89%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of two nominees to serve as directors until the 2029 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Paul B. Manning	11,543,142	70,060
Lawrence Eichenfield	11,523,540	89,662

Broker Non-Votes: 2,456,129.

All nominees were elected.

Proposal No. 2: Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory approval of named executive officer compensation	11,564,256	34,355	14,591

Broker Non-Votes: 2,456,129.

Proposal No. 3: Ratification of the selection of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of selection of KPMG LLP	14,058,234	8,055	3,042

Proposal No. 4: Approval of the Company’s Amended and Restated 2018 Equity Incentive Plan in the form attached as Appendix A to the Proxy Statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of the Company’s Amended and Restated 2018 Equity Incentive Plan	11,142,881	433,852	36,469

Broker Non-Votes: 2,456,129

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Amended and Restated 2018 Equity Incentive Plan.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verrica Pharmaceuticals Inc.

Date: June 9, 2026	/s/ John J. Kirby
John J. Kirby
Interim Chief Financial Officer